Exhibit 99.1

EDWIN H. NORDLINGER (EN-6258)
DEPUTY REGIONAL DIRECTOR
ATTORNEY FOR PLAINTIFF
SECURITIES AND EXCHANGE COMMISSION
NORTHEAST REGIONAL OFFICE
233 BROADWAY
NEW YORK, NY  10279
(646) 428-1630

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
-----------------------------------------------------------------------

SECURITIES AND EXCHANGE COMMISSION,

                                    PLAINTIFF,

                  V.                                    01 CV 11586
                                                        JUDGE GEORGE B. DANIELS
SAVE THE WORLD AIR, INC.,
JEFFREY ALAN MULLER, AND
BILLY BLACKWELDER,
                                    DEFENDANTS.

-----------------------------------------------------------------------

                     FINAL JUDGMENT OF PERMANENT INJUNCTION
                            AND OTHER RELIEF AGAINST
                            SAVE THE WORLD AIR, INC.
                            ------------------------

         Plaintiff United States Securities and Exchange Commission ("Commission") having commenced this action on December 19, 2001 by filing its Complaint ("Complaint") for injunctive and other equitable relief, charging, among others, Defendant Save the World Air, Inc. ("STWA") with violations of
Section 17(a) of the Securities Act of 1933 [15 U.S.C. ss. 77q(a)], and Sections 10(b), 13(a) and 13(b) of the Securities Exchange Act of 1934 [15 U.S.C. ss.ss. 78j(b), 78m(a) and 78m(b)] and Rules 10b-5, 12b-20, 13a-1, 13a-13, and 13b2-1
thereunder [17 C.F.R. ss. 240.10b-5, 240.12b-20, 240.13a-1, 240.13a-13, and
240.13b2-1]; and defendant STWA, having executed the Consent of Save the World

Air, Inc. to Final Judgment of Permanent Injunction and Other Relief ("Consent"), which is annexed hereto, having admitted to the service of the Summons and Complaint on it, having admitted to the jurisdiction of this Court over it and over the subject matter of this action, having waived the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, and without admitting or denying the allegations of the Commission's Complaint (except as to jurisdiction, which are admitted), and having consented to the entry of this Final Judgment of Permanent Injunction And Other Equitable Relief Against Save the World Air, Inc. ("Final Judgment"); without further notice:
                                       I.

         IT IS ORDERED, ADJUDGED AND DECREED that defendant STWA, its agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with STWA who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, directly or indirectly, by using any means or instruments of transportation or communication in interstate commerce, or by using the mails, in connection with the offer or sale of any security, be and hereby are permanently restrained and enjoined from:

(a) employing any device, scheme, or artifice to defraud;

(b) obtaining money or property by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

(c) engaging in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon a purchaser, in violation of Section 17(a) of the Securities Act of 1933 [15 U.S.C.ss.77q(a)].

                                       II.

         IS FURTHER ORDERED, ADJUDGED AND DECREED that defendant STWA, its agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, directly or indirectly, by the use of any means or instrumentality of interstate commerce, or of the mails, or of any facility of a national securities exchange, in connection with the purchase or sale of any security, be and hereby are permanently restrained and enjoined from:

(a) employing any device, scheme, or artifice to defraud;

(b) making any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

(c) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person, in violation of Section 10(b) of the Securities Exchange Act of 1934 [15 U.S.C.ss.78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R.ss.240.10b-5].

                                      III.

         IT IS FURTHER ORDERED, ADJUDGED AND DECREED that defendant STWA, its agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with STWA who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, directly or indirectly, be and hereby are permanently restrained and enjoined from:

(a) failing to file with the Commission in accordance with the rules and regulations prescribed by the Commission, such information and documents as the Commission has prescribed;

(b) filing with the Commission information and documents, including the amendments thereto, which contain false and materially misleading statements or omissions of material fact;

(c) failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of an issuer;

(d) failing to file such further material information as is necessary to make the required statements made therein in light of the circumstances in which they were made, not misleading; and

(e) falsifying or causing to be falsified any books, records, or accounts subject to Section 13(b)(2)(A) of the Securities Exchange Act of 1934, in violation of Sections 13(a) and 13(b) of the Exchange Act [15 U.S.C. ss.ss. 78m(a) and 78m(b)] and Exchange Act Rules 12b-20, 13a-1, 13a-13 and 13b2-1 [17 C.F.R. ss.ss. 240.12b-20, 240.13a-1, 240.13a-13, and 240.13b2-1].

                                       IV.

         IT IS FURTHER ORDERED that the attached Consent be, and hereby is, incorporated herein with the same force and effect as if fully set forth herein.

                                       V.

         IT IS FURTHER ORDERED that STWA shall comply with the undertakings set forth in the attached Consent.

                                       VI.

         IT IS FURTHER ORDERED that the Court shall retain jurisdiction of this matter for all purposes, including, but not limited to, implementing and enforcing the terms and conditions of this Final Judgment.

                                      VII.

         IT IS FURTHER ORDERED that the Court expressly determines that there is no just reason for delay in the entry of this Final Judgment. The Clerk of the Court is hereby directed pursuant to Rule 54(b) of the Federal Rules of Civil Procedure to enter this Final Judgment forthwith.

                                      VIII.

         IT IS FURTHER ORDERED that pursuant to Rule 65(d) of the Federal Rules of Civil Procedure, this Final Judgment is binding upon defendant STWA, its officers, agents, servants, employees, and attorneys-in-fact, and upon those persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise.

Dated:            ________________, 2002

                                                    SO ORDERED:

                                                    ----------------------------
                                                    United States District Judge

EDWIN H. NORDLINGER (EN-6258)
DEPUTY REGIONAL DIRECTOR
ATTORNEY FOR PLAINTIFF
SECURITIES AND EXCHANGE COMMISSION
NORTHEAST REGIONAL OFFICE
233 BROADWAY
NEW YORK, NY  10279
(646) 428-1630

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
-----------------------------------------------------------------------

SECURITIES AND EXCHANGE COMMISSION,

                                    PLAINTIFF,

                  V.                                     01 CV 11586
                                                         JUDGE GEORGE B. DANIELS
SAVE THE WORLD AIR, INC.,
JEFFREY ALAN MULLER, AND
BILLY BLACKWELDER,
                                    DEFENDANTS.

-----------------------------------------------------------------------

                     CONSENT OF SAVE THE WORLD AIR, INC. TO
             FINAL JUDGMENT OF PERMANENT INJUNCTION AND OTHER RELIEF
             -------------------------------------------------------

         1. Defendant Save the World Air, Inc. ("STWA"), upon the advice of counsel and being fully apprised of its rights, having read and understood the terms of the attached Final Judgment of Permanent Injunction and Other Equitable Relief Against Save the World Air, Inc. ("Final Judgment"), admits to the jurisdiction of this Court, waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, and without further notice, prior trial, hearing, presentation of any evidence, adjudication of any issue of fact, or argument, and without admitting or denying the allegations contained in the Complaint of Plaintiff Securities and Exchange Commission ("Commission") (except as to jurisdiction, which are admitted), hereby consents to the entry of the annexed Final Judgment.

         2. STWA agrees that this Consent of Save the World Air, Inc. to Final Judgment of Permanent Injunction and Other Relief ("Consent") shall be incorporated by reference in and made part of the Final Judgment.

         3. STWA waives any right it may have to appeal from the Final Judgment.

         4. STWA agrees that it will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection it may have based thereon.

         5. STWA acknowledges that any violation of any of the terms of the annexed Final Judgment may place it in contempt of this Court and subject it to civil or criminal sanctions, or both.

         6. STWA enters into this Consent voluntarily and acknowledges that no tender, offer, promise, or threat of any kind has been made by plaintiff Commission, or any member, officer, attorney, agent, or representative, to induce it to enter into this Consent.

         7. STWA acknowledges that it has read, understands, and agrees to comply with the policy of the Commission, set forth in 17 C.F.R. ss. 202.5(e), not to permit a defendant to consent to a judgment or order that imposes relief or a sanction while denying any allegation in the Complaint or finding in a judgment or order. In compliance with this policy, STWA agrees not to take any action or make, or permit to be made, any public statement denying, directly or indirectly, any allegations in the Complaint or creating the impression that the Complaint or Final Judgment is without factual basis. If STWA breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this proceeding to the active docket. Nothing in this provision affects STWA's (i) testimonial obligations or (ii) right to take legal positions in litigation in which the Commission is not a party.

         8. STWA acknowledges that, subject to the procedures set forth in Commission rules, it has been informed that the Commission, in its sole and exclusive discretion, may refer this matter, or any information or evidence gathered in connection therewith or derived therefrom, to any person or entity having appropriate administrative, civil, or criminal jurisdiction.

         9. STWA acknowledges and agrees that this civil action, and its Consent to the entry of the Final Judgment, are for the purposes of resolving this civil action only, in conformity with the provisions of 17 C.F.R. ss. 202.5(f), and do not resolve, affect, or preclude any other action or proceeding that may be brought against STWA. Consistent with the provisions of 17 C.F.R. ss. 202.5(f), STWA waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. STWA acknowledges that the Court's entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations.

         10. In connection with any continuing investigation or litigation by the Commission in the matter giving rise to this Consent, Complaint and Final Judgment, STWA, subject to the procedures set forth in Commission rules and the privileges and protections available to STWA under state or federal law, including the attorney-client privilege and attorney work-product protections, undertakes to disclose truthfully to the Commission and its representatives all information concerning STWA's own activities and the activities of others on any matters about which the Commission may reasonably inquire, and undertakes further to attend all meetings at which its presence is reasonably requested with respect to the matters about which the Commission may reasonably inquire and to appear and testify truthfully at any trial, hearing, or court or administrative proceeding with respect to any matters about which the Commission may request its testimony, all of which, as set forth above, relates to the matter giving rise to this Consent, Complaint and Final Judgment. Further, in connection with any such continuing Commission investigation or litigation in the matter giving rise to this Consent, Complaint and Final Judgment, STWA undertakes further, subject to the procedures set forth in the Commission rules and the privileges and protections available to it under state or federal law, to provide to the Commission any documents, records, or other tangible evidence in its possession, custody, or control, relating to the matters about which the Commission or its representatives may reasonably inquire. In connection with any such continuing Commission investigation or litigation in the matter giving rise to this Consent, Complaint, and Final Judgment, STWA agrees that it will not assert the Fifth Amendment as a bar to providing any of the information required hereunder.

         11. STWA acknowledges that this Consent embodies the entire understanding of the parties concerning the settlement of this action.

         12. STWA consents further that this Court shall retain jurisdiction of this matter for all purposes.

         13. Except as explicitly provided in this Final Judgment and Consent, nothing herein is intended to or shall be construed to have created, compromised, settled or adjudicated any claims, causes of action, or rights of any person whomsoever, other than as between the Commission and STWA, in accordance with the Consent.

         14. STWA states that it is its intention that this Consent, the Complaint and Final Judgment not constitute collateral estoppel as to any issue of law or fact nor constitute a record, report, statement or data compilation within the meaning of Rule 803(8) of the Federal Rules of Evidence. STWA understands that the Commission takes no position concerning STWA's statement or its intention.

         15. STWA hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996 or any other provision of law to pursue reimbursement of attorney's fees or other fees, expenses or costs expended by STWA to defend against this action. For these purposes, STWA agrees that STWA is not the prevailing party in this action since the parties have reached a good faith settlement.

         16. STWA hereby consents and agrees that the annexed Final Judgment may be presented by the Commission to the Court for signature, filing, and entry without further notice and delay.

         17. STWA agrees that service by first class mail to Leodis C. Matthews, Esq., Matthews & Partners, 4322 Wilshire Boulevard, Suite 300, Los Angeles, California, 90010, shall be deemed personal service for all correspondence, service and notices as to any matter related to this Consent and the annexed

Final Judgment, unless STWA notifies the Commission otherwise by letter addressed to counsel for the Securities and Exchange Commission, Northeast Regional Office, 233 Broadway, New York, New York 10279.

Dated:   March _____, 2002
                                            Save the World Air, Incorporated

                                            By: _______________________

                                            Title:______________________

STATE OF NEW YORK)
                     )ss.:
COUNTY OF        )

         On this ___ day of _________, 2002, before me personally appeared ____________, to be known to be the person who executed the foregoing Consent of Save the World Air, Inc. to Final Judgment of Permanent Injunction and Other Equitable Relief Against Save the World Air, Inc., and did acknowledge to me that he was authorized to execute the same on behalf of Save the World Air, Incorporated.

                                                   -----------------------------
                                                   NOTARY PUBLIC

                                   RESOLUTION

                                       OF

                        SAVE THE WORLD AIR, INCORPORATED

RESOLVED, that

________________, _________ of Save the World Air, Incorporated, is authorized and directed to execute on behalf of Save the World Air, Inc., the Consent of Save the World Air, Inc. to Final Judgment of Permanent Injunction and Other Relief dated _____________, 2002 as attached hereto and made part hereof.

                                    SAVE THE WORLD AIR, INCORPORATED

                                    --------------------------------------